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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of report (Date of earliest event reported): MARCH 30, 2005

                       BOUNDLESS MOTOR SPORTS RACING, INC.
               (Exact Name of Registrant as Specified in Charter)

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

            COLORADO                          0-18045                  84-0953839

(State or Other Jurisdiction of       (Commission File Number)        (IRS Employer
         Incorporation)                                             Identification No.)
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                           2500 MCGEE DRIVE, SUITE 147
                             NORMAN, OKLAHOMA 73072
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (405) 360-5047



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Exchange Agreement

         Effective March 30, 2005, the Company entered into an Exchange Agreement (the "Exchange Agreement") pursuant to which each of its issued and outstanding shares of Series A Convertible Preferred Stock, value $.01 per share ("Series A Stock") was exchanged, on a one-for-one basis, into shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share ("Series B Stock").

         The Series A Stock was convertible into an aggregate of 5,216,152 shares of common stock, representing a conversion price of $2.70 per share. Subject to an effective registration statement covering the resale of the shares of common stock into which the Series A Stock was convertible, the Series A Stock would have automatically converted into shares of common stock after January 26, 2005, if (a) the closing bid price of our common stock is equal to or greater than $6.00 per share for ten consecutive trading days, and (b) the dollar trading volume for each of the ten trading days exceeds $500,000.

         The Series B Stock for which the Series A Stock was exchanged is convertible into an aggregate of 5,216,152 shares of common stock, representing a conversion price of $3.00 per share. The Series B Stock will automatically convert into shares into shares of common stock on the date at least one hundred eighty (180) days following the effective date of a registration statement covering the shares of common stock into which the Series B Stock is convertible, if (a) the closing bid price of our common stock is equal to or greater than $6.00 per share for ten consecutive trading days, and (b) the dollar trading volume for each of the ten trading days exceeds $500,000.

         In connection with the Exchange Agreement, the Company entered into an exchange letter agreement, pursuant to which the Company exchanged a $1,000,000 promissory note that was convertible into shares of Series A Stock (the "Original Note"), for a new promissory note in the amount of $1,000,000 that is convertible into shares of Series B Stock (the "New Note"). The New Note matures on May 19, 2007 and is convertible at the option of the note holder into 407 shares of Series B Convertible Preferred Stock and 325,928 common stock purchase warrants exercisable at $3.00.

         Stock Purchase Agreement

         Effective March 31, 2005, the Company entered into a Series B Convertible Stock Purchase Agreement pursuant to which the Company issued and sold 333.33 shares of Series B Stock and warrants to purchase 266,667 shares of our common stock, $0.0001 par value per share (the "Series B Warrants"), for an aggregate purchase price of $1,000,000.

         The Series B Stock is convertible into an aggregate of 333,333 shares of common stock, representing a conversion price of $3.00 per share. The Series B Stock will automatically convert into shares into shares of common stock on the date at least one hundred eighty (180) days following the effective date of a registration statement covering the shares of common stock into which the Series B Stock is convertible, if (a) the closing bid price of our common stock is




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equal to or greater than $6.00 per share for ten consecutive trading days, and
(b) the dollar trading volume for each of the ten trading days exceeds $500,000.

         The Series B Warrants have a term of seven years and are exercisable at an exercise price of $4.00 per share. The Company may call the Series B Warrants at any time after the expiration of two (2) years following the effective date of a registration statement covering the shares of common stock issuable upon exercise of the Series B Warrants, at a price of $0.001 per warrant, if (a) the closing bid price of our common stock is equal to or greater than $8.00 per share for ten consecutive trading days, and (b) the dollar trading volume for each of the ten trading days exceeds $500,000.

         We have agreed to file a registration statement covering the resale of the shares of common stock to be issued upon conversion of the Series B Stock and the Series B Warrants. In the event this registration statement is not declared effective on or before June 13, 2005, the Company will be obligated to pay liquidated damages to the holders of the preferred shares in the amount equal to two percent (2%) for the first calendar month (prorated for shorter periods) and one and one-half percent (1.5%) per calendar month there after (prorated for shorter periods) of the holder's initial investment in the preferred shares, until the registration statement is declared effective.

         The Exchange Agreement, Series B Convertible Preferred Stock Purchase Agreement entered into in connection with the sale of the Series B Stock and the Registration Rights Agreement governing our requirement to file a registration statement with respect to the Series B Stock are attached hereto as Exhibits 4.1, 4.2, and 4.3. The Certificate of Designation of the Relative Rights and Preferences of the Series B Stock and the form of the Series B Warrant that govern the terms and conditions of the Series B Stock and Series B Warrant issued in connection with the transactions described in this report were filed as exhibits 4.2 and 4.3, respectively, to the Company's Current Report on Form 8-K filed with the Commission on March 2, 2005. The foregoing description is not a description of all of the material terms of the transaction. You should read the documents that are attached as exhibits to this report for a more complete understanding of the transaction.

         Burnham Hill Partners, a division Pali Capital, Inc. ("BHP") acted as the Company's placement agent in connection with the sale of the $5 million of Series B Stock and Warrants described above and as further disclosed in the Company's Current Report on Form 8-K filed with the Commission on March 2, 2005. As placement agent, BHP received $420,000, plus (a) warrants to receive 166,667 shares of the Company's common stock at an exercise price of $3.00 per share, and (b) warrants to receive 83,333 shares of the Company's common stock at an exercise price of $4.00 per share.

         The exchange of the Series A Stock and the issuance by the Company of the Series B Stock, the Series B warrants and the BHP warrants were made in reliance upon the exemption available from registration under Section 4(2) of the Securities Act of 1933.



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ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Please see the Company's response to Item 1.01.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         The following is a list of exhibits filed as part of this Current Report on Form 8-K:

         4.1 Exchange Agreement dated as of March 30, 2005, by and among Boundless Sports Racing, Inc., a Colorado corporation, and the purchasers set forth therein.

         4.2 Series B Convertible Preferred Stock Purchase Agreement, dated as of March 31, 2005, by and among Boundless Motor Sports Racing, Inc., a Colorado corporation, and the purchasers set forth therein.

         4.3      Registration Rights Agreement dated as of March 31, 2005

         4.4 Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock. (Incorporated by reference to Exhibit 4.2 to the Company's Current Report of Form 8-K filed with the Commission on March 2, 2005).

         4.5      Form of Series B Warrant. (Incorporated by reference to
                  Exhibit 4.3 to the Company's Current Report of Form 8-K filed with the Commission on March 2, 2005).

                                   SIGNATURES



         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



DATE: April 4, 2005                BOUNDLESS MOTOR SPORTS
                                   RACING, INC.



                                   By:  /s/ Brian Carter
                                      -----------------------------------------
                                   Name: Brian Carter
                                   Title:   Vice President and CFO